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EXHIBIT 99.1


                                  DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                                              Certificate of Designation
                                              (PURSUANT 10 NRS 78.1955)
                                          ASOVE SPACE IS FOR OFFICE USE ONLY

                                              Certificate of Designation
                                            For Nevada Profit Corporations
                           (Pursuant to NRS 78.1 955)

1. Name of corporation: PivX Solutions, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:

Series A Preferred Stock, $O.OO1 par value

PivX Solutions, Inc.
Series A Preferred Stock of PivX Solutions, Inc
..
The Board of Directors has designated 10,000,000 shares of Series A Preferred Stock, par value $O.OO1.

see "Attachment for Series A"

3. Effective date of filing (optional): June 23, 2006 (must, not be later than 90 days after the certificate is filed)

4. Officer Signature: /s/ Tydus Richards

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

DESIGNATION AND NUMBER OF SHARES. There shall hereby be created and Established a series of Preferred Stock designated as "Series A Preferred Stock" (the "Series A Preferred Stock"). The authorized number of shares of Series A Preferred Stock shall be 10,000,000.


This form must be accompanied by appropriate Fees. Nevada Secretary of State



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                            "Attachment for Series A"


               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
                                       OF
                            SERIES A PREFERRED STOCK
                              PIVX SOLUTIONS, INC.
                       (Pursuant to Section 78.1955 of the
                            Nevada Revised Statutes)
                      ------------------------------------


         PivX Solutions, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company"), hereby certifies that, pursuant to the authority vested in the Board of Directors of the Company (the "Board") by the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), as amended, the following resolution was adopted as of June 23, 2006 by the Board:

         RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation, as amended and restated, there shall be created a series of Preferred Stock, $0.001 par value, which series shall have the following designations and number thereof, powers, preferences, rights, qualifications, limitations and restrictions:

     1. Designation and Number of Shares. There shall hereby be created and established a series of Preferred Stock designated as "Series A Preferred Stock" (the "Series A Preferred Stock"). The authorized number of shares of Series A Preferred Stock shall be 10,000,000.

     2. Dividends. Except as provided herein, the holders of the Series A Preferred Stock shall be entitled to receive cash, stock or other property, as dividends, when, as, and if declared by the Board of Directors of the Company. Series A Preferred Stock shall not participate in any dividend declared with respect to the Common Stock.

     3. Liquidation Rights. Upon the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.001 per share (the "Liquidation Rate") before any payment or distribution shall be made on any other class of capital stock of the Company ranking junior to the Series A Preferred Stock.

     (a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 4, but the merger, consolidation, or other combination of the Company into or with any other corporation, or the merger, consolidation, or other combination of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 4. As use herein, the "merger, consolidation, or other combination" shall include, without limitation, a forward or reverse triangular merger, or stock exchange of the Company and any of its subsidiaries with any other corporation.

     (b) After the payment to the holders of shares of the Series A Preferred Stock of the full preferential amounts fixed by this Paragraph 4 for shares of the Series A Preferred Stock, the holders of the Series A Preferred Stock as such shall have no right to claim to any of the remaining assets of the Company.

     (c) In the event the assets of the Company available for distribution to the holders of the Series A Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 4, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of Series A Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series A Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.


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    4. Preferred Status. The rights of the shares of the Common Stock shall be subject to the preferences and relative rights of the shares of the Series A Preferred Stock. Without the prior written consent of the holders of not less than a majority of the outstanding shares of the Series A Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series A Preferred Stock in respect of the preferences as to distributions and payments upon the Liquidation, dissolution and winding up of the Company described in Paragraph 4 above.

    5. Vote to Change the Terms of the Series A Preferred Stock. Without the prior written consent of the holders of not less than a majority of the outstanding shares of the Series A Preferred Stock, the Company shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Stock.

    6. Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series A Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Series A Preferred Stock Certificate(s) of like tenor and date.

    7. Voting. Each share of Series A Preferred Stock shall entitle the holder to five (5) votes on any matter submitted to the shareholders of the Company for their vote, waiver, release or other action, to be considered in connection with the establishment of a quorum, except as may otherwise be expressly required by law or by the applicable stock exchange rules. The holders of Series A Preferred Stock shall vote together with the shares of Common Stock as one class.

    8. No Reissuance of Series A Preferred Stock. No share or shares of Series A Preferred Stock acquired by the Company by reason of redemption, purchase or otherwise shall be reissued, and all such shares of Series A Preferred Stock shall be cancelled, retired and eliminated from the shares of Series A Preferred Stock, as applicable, which the Company shall be authorized to issue. Any such shares of Series A Preferred Stock acquired by the Company shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series other than as Series A Preferred Stock.

     9. Registered Holders. A holder of Series A Preferred Stock registered on the Company's stock transfer books as the owner of shares of Series A Preferred Stock, as applicable, shall be treated as the owner of such shares of all purposes. All notices and all payments required to be mailed to a holder of shares of Series A Preferred Stock shall be mailed to such holder's registered address on the Company's stock transfer books, and all dividends and redemption payments to a holder of Series A Preferred Stock made hereunder shall be deemed to be paid in compliance hereof on the date such payments are deposited into the mail addressed to such holder at such holder's registered address on the Company's stock transfer books.

     10. Certain Remedies. Any registered holder of shares of Series A Preferred Stock shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Certificate of Designations and to enforce specifically the terms and provisions of this Certificate of designations in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity.

     11. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

     12. Severability of Provisions. If any right, preference or limitation of the Series A Preferred Stock set forth herein (as may be amended) from time to time is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such right, preference or limitation (including, without limitation, the dividend rate) shall be enforced to the maximum extent permitted by law and all other rights, preferences and limitations set forth herein (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation herein set forth shall not be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

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      13. Ranking. The Series A Preferred Stock shall rank, as to rights upon liquidation, dissolution or winding up, pari passu to each other and shall rank senior and prior to (i) the Common Stock and (ii) each other class or series of capital stock of the Company hereafter created which does not expressly rank pari passu with or senior to the Series A Preferred Stock, as applicable.


       IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of the Company, has executed this Certificate of Designation, Preferences and Rights of Series A Preferred Stock effective as of June 23, 2006.


                                    PIVX SOLUTIONS, INC.


                           By:      /s/ Tydus Richards
                               ----------------------------------------
                                    Name: Tydus Richards
                                    Title:  Chief Executive Officer